SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       The Securities Exchange Act of 1934

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_| Preliminary Proxy Statement
|X| Definitive Proxy Statement
|_| Definitive Additional Materials
|_| Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                                  SOFTECH, INC.
                (Name of Registrant as Specified In Its Charter)
--------------------------------------------------------------------------------

      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|  No fee required.

      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.    Title of each class of securities to which transaction applies:
2.    Aggregate number of securities to which transaction applies:
3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*
4.    Proposed maximum aggregate value of transaction:
5.    Total fee paid:

Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1.    Amount previously paid:
2.    Form, Schedule or Registration No.
3.    Filing party:
4.    Date Filed:

                                  SOFTECH, INC.
                          4695 44th Street, Suite B-130
                          Grand Rapids, Michigan 49512

                              --------------------

                            NOTICE OF ANNUAL MEETING
                                   To be held
                                 April 24, 2000

                              --------------------

To the Stockholders of                               March 21, 2000
SOFTECH, INC.

      Notice is hereby given that the Annual Meeting of Stockholders of SofTech, Inc. (the "Company") will be held at the Company's headquarters located at 4695 44th Street S.E., Suite B-130, Grand Rapids, Michigan 49512, on Monday, April 24, 2000, at 2:00 p.m. for the following purposes:

1. To elect two Class I Directors to hold office until the Annual Meeting of Stockholders in 2002;

2. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending May 31, 2000; and

3. To consider and act upon any other matters which may properly come before the meeting or any adjournments thereof.

                                        By Order of the Board of Directors


                                        Joseph P. Mullaney, Clerk

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD April 24, 2000
                               -------------------

                                  SOFTECH, INC.
                       4695 44th Street S.E., Suite B-130
                          Grand Rapids, Michigan 49512
                            ------------------------

                                                            March 21, 2000

                 INFORMATION CONCERNING SOLICITATION AND VOTING

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of SofTech, Inc., a Massachusetts corporation (the "Company"), for use at the Company's Annual Meeting of Stockholders (the "Annual Meeting") to be held at the Company's headquarters located at 4695 44th Street S.E., Suite B-130, Grand Rapids, Michigan 49512, on Monday, April 24, 2000, at 2:00 p.m. and at any adjournment thereof. This Proxy Statement and enclosed form of proxy are first being sent or given to stockholders on or about March 21, 2000.

      Stock transfer books will not be closed, but the Board of Directors has fixed the close of business on February 29, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were outstanding 8,170,146 shares of the Company's common stock, par value $.10 per share (the "Common Stock"), and the holders thereof will be entitled to one vote for each share held by them.

      All proxies in the enclosed form that are properly executed and returned to the Company will be voted at the Annual Meeting or any adjournment thereof in accordance with any specifications thereon, or, if no specifications are made, will be voted FOR the nominees in proposal 1 and FOR proposal 2. Any proxy may be revoked by any stockholder who attends the meeting and gives oral notice of his or her intention to vote in person, without compliance with any other formalities. In addition, any proxy given pursuant to this solicitation may be revoked prior to the Annual Meeting by delivering a written revocation or a duly executed proxy bearing a later date to the Clerk of the Company.

      A proxy may confer discretionary authority to vote with respect to any matter which management does not know, a reasonable time before the date hereof, is to be presented at the Annual Meeting. At the date hereof the management of the Company has no knowledge of any business other than the matters set forth in the Notice of Annual Meeting of Stockholders that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or on the related Proxy Card. If any other matter is properly presented to the Annual Meeting for action, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with the discretion of the proxy holders.

      The presence, in person or by proxy of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are each included in the number of shares present at the Annual Meeting for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the election of directors and will have the effect of a vote against the other proposal.

      The Company's Annual Report on Form 10-K, including the Company's financial statements, for the fiscal year ended May 31, 1999 is enclosed.

                PROPOSAL 1. NOMINATION AND ELECTION OF DIRECTORS

      The Company's Articles of Organization provide that the Board of Directors will be divided into three classes, each class to consist as nearly as possible of one-third of the Directors. The term of office of the Directors of each class expires at the Annual Meeting of Stockholders three years subsequent to their election. Directors of only one class are elected at each Annual Meeting of Stockholders.

      The Company's Board of Directors has nominated Timothy L. Tyler and Mark
R. Sweetland for election as Directors at the Annual Meeting. The persons named in the enclosed proxy intend to vote to elect each such Nominee as a Director unless otherwise instructed. Each of the Class I Nominees is to be elected to hold office until the Annual Meeting of Stockholders in 2002 or until his successor is chosen and qualified. Each of the Class II Directors was elected to hold office until the Annual Meeting of Stockholders in 2000 or until his or her successor is chosen and qualified. Each of the Class III Directors was elected to hold office until the Annual Meeting of Stockholders in 2001 or until his successor is chosen and qualified. Information regarding the nominees and incumbent Directors of the Company is set forth below.

Class I Nominees for Election as Director

      Timothy L. Tyler, 46, term expires at the Annual Meeting for fiscal year 1999; Mr. Tyler has served since 1995 as President of Borroughs Corporation, a privately held, Michigan-based business that designs, manufactures and markets industrial and library shelving units, metal office furniture and check out stands primarily in the United States. Prior to 1995, Mr. Tyler served as General Manager of Tyler Supply Company from 1979 to 1995. Mr. Tyler was appointed as a Director of the Company in September 1996.

      Mark R. Sweetland, 50, term expires at the Annual Meeting for fiscal year 1999; Mr. Sweetland has served as President and Chief Executive Officer of the Company since September 1996. Mr. Sweetland served as Vice President of the Company from March 1994 until September 1996. Since March 1992 Mr. Sweetland has served the Company as President of Information Decisions, Inc. ("IDI"), a wholly owned subsidiary of the Company. Mr. Sweetland has been employed by IDI since 1980 in various account representative and management roles. Mr. Sweetland was appointed as a Director of the Company in September 1996.

      The Company believes that the above-named nominees for Director will be able to serve. If any nominee should be unable to serve, the individuals named in the enclosed proxy may vote for a substitute nominee designated by the Board of Directors at the time, or the size of the Board will be reduced. The Company currently knows of no reason why any nominee will be unable to serve.

      The affirmative votes of plurality of the shares of Common Stock present or presented at the Annual Meeting is required for the election of directors.

 The Board of Directors recommends a vote "FOR" the election of these nominees.

Incumbent Directors

Class II

      Ronald Elenbaas, 46, term expires at the Annual Meeting for fiscal year 2000; Mr. Elenbaas is currently retired. From 1975 to 1999, Mr. Elenbaas was employed by Stryker Corporation in various positions, most recently as President of Stryker Surgical Group, a division of Stryker Corporation. Mr. Elenbaas also serves on the Board of the American Red Cross (Kalamazoo and Cass County). Mr. Elenbaas was appointed as a Director of the Company in September 1996.

      Kenneth Ledeen, 53, term expires at the Annual Meeting for fiscal year 2000; Mr. Ledeen is Chairman and CEO of Nevo Technologies, Inc., a Massachusetts-based computer software consulting and services firm. From 1993 to 1997, Mr. Ledeen was a consultant with Covington Associates, a Massachusetts-based investment advisor. From 1986 to 1993, Mr. Ledeen was President of Sigma Design, a company that developed CAD/CAM software products, and from 1980 to 1986 he served as Vice President at Computervision Corporation. Mr. Ledeen was appointed as Director of the Company in September 1996.

Class III

      William Johnston, 52, term expires at the Annual Meeting for the fiscal year 2001; Mr. Johnston has served since 1991 as President of Greenleaf Asset Management, a Michigan-based investment advisory and venture capital firm. Mr. Johnston was appointed as a Director of the Company in September 1996.

      Timothy Weatherford, 35, term expires at the Annual Meeting for the fiscal year 2001; Mr. Weatherford has served as Vice President of the Company since September 1996. Mr. Weatherford served as Branch Manager of the Indiana office of the Company's Computer Aided Design ("CAD") Division from his hiring in April 1990 until September 1996. Prior to joining the Company, Mr. Weatherford was employed by CAD/CAM Engineering from 1987 to 1990 in various capacities and by General Motors from 1982 to 1987 in various capacities. Mr. Weatherford was appointed as a Director of the Company in September 1996.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

      Information concerning beneficial ownership of the Company's Common Stock, as of August 20, 1999, for (i) each person named in the "Summary Compensation Table" below as an executive officer of the Company during the fiscal year ended May 31, 1999, (ii) each Director and each of the Company's Nominees to the Board of Directors, (iii) all Directors and executive officers of the Company as a group, and (iv) all persons known to the Company to be the beneficial owners of more than 5% of the Company's Common Stock, is set forth below.

                                                              Percentage of
                                       Shares of Common        Outstanding
                                            Stock              Common Stock
                                        Beneficially           Beneficially
                                        Owned as of            Owned as of
Name of Beneficial Owner           December 31, 1999 (1)   December 31, 1999 (2)
--------------------------------------------------------------------------------
Mark R. Sweetland                        305,486(3)               3.65%
Timothy J. Weatherford                   229,141(3)               2.74%
Joseph P. Mullaney                        91,677                  1.10%
William Johnston                       1,446,200(3)(4)           17.28%
Timothy L. Tyler                          10,200(3)                 *
Ronald Elenbaas                           49,900(3)                 *
Kenneth Ledeen                             7,200(3)                 *
All Directors and executive
officers as a group (7 persons)        2,139,804(5)              25.57%

----------
*Represents less than 1% ownership.
(1) Based upon information furnished by the persons listed. Except as otherwise noted, all persons have sole voting and investment power over the shares listed. A person is deemed, as of any date, to have "beneficial ownership" of any security that such person has the right to acquire within 60 days after such date.
(2) There were 8,170,146 shares outstanding on December 31, 1999. In addition, 77,300 shares issuable upon exercise of stock options and 120,000 shares issuable upon exercise of warrants held by Directors and executive officers of the Company are deemed to be outstanding as of December 31, 1999 for purposes of certain calculations in this table. See notes 3, 4 and 5 below.
(3) Includes shares issuable under stock options as follows: Mr. Sweetland - 43,000 shares; Mr. Weatherford - 2,500 shares; Mr. Tyler - 10,200; Mr. Johnston - 7,200; Mr. Elenbaas - 7,200; Mr. Ledeen - 7,200.
(4) Includes warrants for 120,000 shares issuable in exchange for $8.00 per share.
(5) Includes 77,300 shares issuable upon exercise of stock options and 120,000 shares issuable upon exercise of warrants held by all Directors and executive officers as a group.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934, as amended ("Section 16(a)") requires the Company's Directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities (collectively, "Section 16 reporting persons"), to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Section 16 reporting persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

      To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and on written representations that no other reports were required, during the fiscal year ended May 31, 1999, the Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them, except Mr. Mullaney inadvertently failed to report the sale of 17,300 shares in August 1998, 85,000 shares in December 1998 and 5,000 shares in January 1999.

Board of Directors and Committee Meetings

      During the fiscal year ended May 31, 1999, the Board of Directors of the Company held eight meetings, the Audit Committee held two meetings and the Compensation Committee held one meeting. Each Director attended more than 75% of the aggregate number of Board meetings and meetings of committees held on which the Director served, except Mr. Tyler who was unable to attend one of the Audit Committee meetings and Mr. Ledeen who was unable to attend both of the Audit Committee meetings.

      Each member of the Board of Directors also serves on the Audit Committee of the Board of Directors. The Audit Committee recommends the engagement of the Company's independent auditors. In addition, the Audit Committee reviews comments made by the independent auditors with respect to internal controls and considers any corrective action to be taken by management; reviews internal accounting procedures and controls within the Company's financial and accounting staff; and reviews the need for any non-audit services to be provided by the independent auditors.

      Each member of the Board of Directors also serves on the Compensation Committee of the Board of Directors. The Compensation Committee recommends salaries and bonuses for officers and general managers and establishes general policies and procedures for salary and performance reviews and the granting of bonuses to other employees. It also administers the Company's 1994 Stock Option Plan (the "Plan") and the SofTech Employee Stock Purchase Plan.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

      For the 1999 fiscal year, non-employee Directors received options in lieu of cash remuneration for their services. Employee Directors are not paid any fees or additional compensation for service as members of the Board of Directors or any committee thereof.

      Pursuant to the Company's 1994 Stock Option Plan (the "1994 Stock Option Plan"), non-employee Directors may be granted non-qualified options to purchase shares of Common Stock of the Company. The Compensation Committee of the Board of Directors administers the 1994 Stock Option Plan and determines which Directors will receive stock options, the number of shares subject to each stock option, the vesting schedule of the options, and the other terms and provisions of the options granted. Stock options typically terminate upon a Director leaving his or her position for any reason other than death or disability. No option may be exercised after the expiration of ten years from its date of grant. Under the Plan, all non-employee Directors receive 10,000 options upon appointment to the Board and receive 3,000 options on the anniversary date of the initial award for as long as the Director serves as a Director of the Company. During the fiscal year ended May 31, 1999 there were 12,000 options granted to non-employee Directors.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

      The following table summarizes the compensation paid to the President and Chief Executive Officer of the Company and each of the Company's two other most highly compensated executive officers (the "Named Executives") during or with respect to the 1997, 1998 and 1999 fiscal years for services in all capacities to the Company.

                                                                                   Long Term
                                           Annual Compensation               Compensation Awards
                                                                         Securities
                                                                           Under-        All Other
                                                            Other Annual   lying          Compen-
     Name and               Fiscal    Salary ($)   Bonus    Compensation  Options         sation
Principal Position           Year        (1)        ($)          ($)        (#)           ($)(2)
-----------------------------------------------------------------------------------------------------
Mark R. Sweetland(3)         1999      190,000         --         --           --         3,000
  President and              1998       80,000         --         --           --        61,900(4)
  Chief Executive Officer    1997      156,000     25,000         --           --       379,993(5

Joseph P. Mullaney           1999      160,000         --         --           --         3,000
  Vice President and         1998       80,000         --         --           --        36,790(4)
  Chief Financial Officer    1997      125,000    233,125         --      150,000         4,582

Timothy J. Weatherford 5)    1999      170,000         --         --           --         3,000
    Executive Vice           1998       80,000         --         --           --        50,020(4)
    President, Sales         1997       81,667     37,500     83,329(7)        --       378,531(5)

(1) Includes amounts deferred by Messrs. Sweetland, Mullaney and Weatherford under the Company's 401(k) plan.
(2) Amounts listed in this column includes the Company's contributions to each of the Named Executive's accounts under the Company's 401(k) plan and other compensation as noted.
(3) Mr. Sweetland was appointed as Director, President and Chief Executive Officer in September 1996. Prior to September 1996, Mr. Sweetland served as Vice President of the Company.
(4) During 1999 advances taken in 1998, that were to be repaid in 1999, were forgiven. These advances totaled $60,300 for Mr. Sweetland, $48,420 for Mr. Weatherford and $35,190 for Mr. Mullaney.
(5) Represents 204,750 shares, fully vested, of the Company's Common Stock awarded on April 17, 1997.
(6) Mr. Weatherford was appointed as Director, Executive Vice President, Sales, in September 1996. Prior to September 1996, Mr. Weatherford served as Branch Manager of the Company's Indianapolis sales office.
(7) Represents sales commissions paid under Branch Manager Sales Compensation Plan.

OPTION GRANTS IN THE LAST FISCAL YEAR

      No stock options or stock appreciation rights ("SAR's") were granted to Names Executives of the Company during fiscal year 1999.

AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR AND OPTION VALUE AT MAY 31, 1999.

      The following table sets forth the shares acquired and the value realized upon exercise of stock options during the 1999 fiscal year by the President and Chief Executive Officer and each Named Executive and certain information concerning the number and value of unexercised options.

                                 Number of                                                Value of Unexercised
                                  Shares          Value       Number of Unexercised        In-the-Money Option
Name                           Acquired on       Realized    Options at May 31, 1999       at May 31, 1999 ($)
                                 Exercise         ($)(1)    Exercisable/Unexercisable   Exercisable/Unexercisable
------------------------------------------------------------------------------------------------------------------

Mark R. Sweetland (4)               ---             ---            43,000 / ---                80,980 / ---
Timothy J. Weatherford (5)          ---             ---             2,500 / ---                 --- / ---

(1) Market value on exercise date less the exercise price.
(2) Market value of underlying securities at May 31, 1999 based on a per share value of $2.25 less the aggregate exercise price.

EMPLOYMENT CONTRACTS

      The Company has not executed any employment contracts with its Executive Officers.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      Each of the members of the Board of Directors served as members of the Compensation Committee of the Company's Board of Directors during the fiscal year ended May 31, 1999. Messrs. Sweetland and Weatherford participated in the deliberations concerning compensation of all executive officers other than themselves.

Report of the Board Compensation Committee on Executive Compensation

      General. The Compensation Committee of the Board of Directors (the "Committee") is currently composed of all of the members of the Board of Directors and meets or takes action as many times during a year as is deemed necessary. The Committee's responsibilities include making recommendations to the Board for officers and general managers on the key components of the Company's executive compensation program, base salary, annual incentive awards, long-term incentives in the form of stock options, and other benefits typically offered to executives by comparable corporations.

      Compensation Philosophy. The Company's compensation program has been designed to:

      o Support a pay for performance policy that differentiates in compensation amounts based on Company and individual performance;

      o Provide compensation opportunities that are comparable to those offered by other leading companies, thus allowing the Company to retain and compete for fully qualified executives who are in the very competitive high technology and professional services marketplace; and

      o Align the interests of executives with the long-term interests of stockholders through award opportunities that can result in ownership of Common Stock of the Company.

      Consistent with the objectives of the compensation philosophy, the percentage of an executive's potential total compensation that is based on performance incentives increases with their level of responsibility. This results in an executive's total compensation varying from year to year based on the performance of the Company and the individual.

      Base Salaries. Base salary levels for the President and CEO, other officers, and general managers are reviewed annually by the Committee. Certain of the general managers were granted base salary increases effective during the year based upon a number of factors, including individual performance, and contributions towards the growth of the Company.

      Annual Cash Incentives. All officers participate in an Executive Incentive Plan, which compensates these individuals in the form of cash bonuses. Awards under this plan are based on the attainment of specific Company and/or business unit performance measures established by the Compensation Committee at the beginning of the fiscal year. For the fiscal year ended May 31, 1999, the Company did not pay any bonuses to those officers participating in the Executive Incentive Plan.

      Long Term Incentives. 1994 Stock Option Plan. The Company's 1994 Stock Option Plan is designed to align a portion of the executive compensation program with stockholder interests by providing for the grant of options to employees, directors, officers and consultants to purchase up to 1,000,000 shares of Common Stock of the Company. The 1994 Stock Option Plan was adopted at the Annual Meeting of Stockholders on November 1, 1994.

      The Committee believes that stock options provide greater incentives to executives to improve the performance of the Company and thereby increase the value of its stock. It is only by increasing the Company's stock price that executives are able to realize the economic value of stock options. The Committee believes that this more closely aligns the interests of the Company's officers with those of the Company's stockholders.

      The Committee administers the Plan and determines which officers will receive stock options, the number of shares subject to each stock option, the vesting schedule of the options, and the other terms and provisions of the options granted. When recommending option awards, the following guidelines were used: (i) the individual's current contribution to Company performance, (ii) the anticipated contribution in meeting the Company's long term strategic performance goals, (iii) the employee's ability to impact corporate and/or business unit results; and (iv) the employee's current incentive to maximize operating results based on stock ownership and option awards.

      CEO Compensation. Mr. Sweetland's compensation for fiscal year 1999 was composed of base compensation and incentive bonuses based on quarterly earnings per share before income tax ("EPS Goals"). His base compensation for the fiscal year was $190,000. Mr. Sweetland's bonus plan for fiscal year 1999 was based on attainment of the EPS Goal for the full year. The bonus amount to be earned for goal attainment was up to 100% of annual base compensation at the discretion of the Compensation Committee. For fiscal year 1999, the EPS Goal was not attained and Mr. Sweetland earned no incentive bonus.

                                          The Compensation Committee of the
                                          Board of Directors

                             PERFORMANCE COMPARISON


      The following graph illustrates the return that would have been realized over the past five fiscal years of the Company (assuming reinvestment of dividends) by an investor who invested on May 31, 1994 in each of (i) the Company's Common Stock, (ii) the NASDAQ Stock Market--US Index, and (iii) The NASDAQ Computer & Data Processing Index. The historical information set forth below is not necessarily indicative of future performance.

                       Peer Group Total Return Worksheet

                                                       Cumulative Total Return
                                        -----------------------------------------------------
                                         5/94    5/95     5/96      5/97        5/98     5/99

SOFTECH, INC.                            100       62       45        74        216       80
NASDAQ STOCK MARKET (U.S.)               100      119      173       195        247      347
NASDAQ COMPUTER & DATA PROCESSING        100      138      211       251        328      526

                                                                                                  Begin: 5/31/94
                                                                                                    FYE: 5/31/98
Softech Inc (SOFT)                                                                                  End: 5/31/99

                                                  Beginning
             Transaction  Closing       Adj.       No. Of      Dividend   Dividend   Shares     Ending  Cum. Tot.
    Date*        Type      Price   Dividend/shr    Shares***   per Share    Paid   Reinvested   Shares  Return
    -----    -----------  -------  ------------   ----------   ---------  -------- ----------   ------  ---------
   5/31/94     Begin       6.625                     15.09                                      15.094  100.00

   5/31/95     Year End    4.125                     15.09                                      15.094   62.26

   5/31/96     Year End    3.000                     15.09                                      15.094   45.28

  12/31/96     Dividend    2.781        1.5          15.09        1.50      22.64     8.141     23.235   64.62
   5/31/97     Year End    3.188                     23.24                                      23.235   74.06

    6/9/97     Dividend    2.000    0.10316          23.24        1.06      24.63    12.315     35.550   71.10
   5/31/98     Year End    6.063                     35.55                                      35.550  215.52

   5/31/99     End         2.250                     35.55                                      35.550   79.99

  *  Specified ending dates or ex-dividend dates.
 ** All Closing Prices and Dividends are adjusted for stock splits and stock dividends.
***  'Begin Shares' based on $100 investment.

         PROPOSAL 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      The Board of Directors has selected Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending May 31, 2000. The Board believes, however, that it is desirable to obtain stockholder ratification of the selection of the Company's auditors. A representative of Ernst & Young LLP is expected to be present at the Annual Meeting to make a statement if he wishes to do so and to respond to appropriate questions.

      During the fiscal year ended May 31, 1999, the Company engaged Ernst & Young LLP for the purpose of performing "audit services". For this purpose, "audit services" include: examination of annual fiscal statements; review and consultation in connection with filings of annual reports and registration statements with the SEC; consultation on accounting matters; preparation of reports to management covering recommendations on accounting, internal control and similar matters; meetings with the Audit Committee; and audits of employee benefit plans. This was the second year in which this firm has acted as independent auditors for the Company.

      Ratification will require the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote at the meeting. If the stockholders do not ratify the selection of the Company's independent accountants, the Board of Directors will reconsider its selection.

      The Board of Directors recommends a vote "FOR" this proposal.

Solicitation of Proxies

      The expenses of preparing, printing and mailing this proxy statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mails, proxies may be solicited by officers and directors and regular employees of the Company, without additional remuneration, in person or by telephone. The Company will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to the beneficial owners of shares held of record and will provide reimbursement for the cost of forwarding the material in accordance with customary charges. The Company may retain a proxy solicitor to aid in the solicitation of proxies.

      Submission of Proposals for the 2000 Annual Meeting

      In order for any stockholder proposal to be considered for inclusion in the Board of Directors' proxy statement for the Company's 2000 Annual Meeting, it must be received by the Clerk of the Company at the principal executive offices of the Company, at 4695 44th Street, Suite B-130, Grand Rapids, Michigan 49512, on or before July 1, 2000. Such a proposal must comply with the requirements as to form and substance established by the Company's By-Laws and applicable laws and regulations in order to be included in the proxy statement.

REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOUR VOTE IS IMPORTANT TO THE COMPANY. PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY CARD TODAY.

|x|  PLEASE MARK VOTES
   AS IN THIS EXAMPLE

---------------
SOFTECH, INC.
---------------

Mark box at right if an address change or comment has been noted |_| on the reverse side of this card.

RECORD DATE SHARES:

1.    Election of Directors

              For All          With-         For All
              Nominees         hold          Except
                 |_|            |_|           |_|

                          Timothy L. Tyler
                          Mark R. Sweetland

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name of the nominee. Your shares will be voted for the remaining nominee.

2. Ratification of the appointment of Ernst & Young LLP as independent auditors of the Company for the fiscal year ending May 31, 2000.

            For         Against           Abstain
            |_|           |_|               |_|

Please be sure to sign and date this Proxy.     Date:_______________________

-------------------------------
Stockholder sign here

-------------------------------
Co-owner sign here

DETACH CARD                               DETACH CARD

                                      SOFTECH, INC.

Dear Stockholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, April 24, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

SofTech, Inc.

                                  SOFTECH, INC.

          Proxy for the Annual Meeting of Stockholders, April 24, 2000
           This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Mark R. Sweetland and Joseph P. Mullaney, and each of them, proxies with power of substitution to vote for and on behalf of the undersigned all shares of capital stock of SofTech, Inc. registered in the name of the undersigned at the 1999 Annual Meeting of Stockholders to be held at 4695 44th Street S.E., Suite B-130, Grand Rapids, Michigan on Monday, April 24, 2000 at 2:00 p.m., and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended May 31, 1999.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, the proxy will be voted "FOR" Proposals 1 and 2.

--------------------------------------------------------------------------------
PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Please vote this Proxy exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
--------------------------------------------------------------------------------

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

----------------------------------        --------------------------------------

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